Kara Hendricks (NV Bar No. 7743)

hendricksk@gtlaw.com

Landon Lerner (NV Bar No. 13368)

lernerl@gtlaw.com

Greenberg Traurig, LLP

3773 Howard Hughes Parkway

Suite 400 North

Las Vegas, Nevada 89169

Telephone: (702) 792-3773

Facsimile: (702) 792-9002

Counsel for Reading International, Inc.

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of the Estate of JAMES J. COTTER Deceased.	Case No.: P-14-082942-E Dept. No.: XXVI/PROBATE PETITION FOR INSTRUCTIONS

READING INTERNATIONAL, INC. (“Reading”), by and through its counsel, Greenberg Traurig, LLP, hereby petitions the Court for instructions regarding certain disputed stock certificates and a stock option agreement (the “Petition for Instructions”) on order shortening time.  This Petition for Instructions is made and based upon the following Memorandum of Points and Authorities, the affidavit of Landon Lerner, the pleadings and papers on file, and any further argument the Court may entertain.

DATED this 23rd day of April, 2015.

GREENBERG TRAURIG, LLP

_ /s/ Kara Hendricks___________ ___________________ _

Kara Hendricks, Esq. (NV Bar No. 7743)

hendricksk@gtlaw.com

Landon Lerner (NV Bar No. 13368)

lernerl@gtlaw.com

3773 Howard Hughes Parkway

Suite 400 North

Las Vegas, NV 89169

Counsel for Reading International, Inc.

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AFFIDAVIT OF COUNSEL IN SUPPORT OF

ORDER SHORTENING TIME

STATE OF NEVADA           )

                                                ) ss.

COUNTY OF CLARK           )

Landon Lerner, Esq., being duly sworn, deposes and says that:

1. I am an attorney with the law firm of Greenberg Traurig, LLP, attorneys for Reading International, Inc., a publicly traded Nevada corporation (“Reading”).

2. Reading is currently in possession of certain Reading stock certificates and is party to a stock option agreement that are the subject of a dispute between the children of Decedent, James J. Cotter, Sr.

3. Good cause exists to grant a hearing on the subject Petition for Instructions on Order Shortening Time because the disputed Reading stock shares and the stock option agreement together represent a material amount of Reading’s voting shares.  Thus, Reading seeks to resolve this issue as soon as possible so as not to interfere with the operation of the company.

4. For the foregoing reasons, the undersigned respectfully requests that this Court issue an order allowing Reading’s Petition for Instructions to be heard on an order shortening time.
5. This motion for order shortening time is made in good faith and not for purposes of delay.
rd day of April, 2015.
DATED this 23rd day of April, 2015. SUBSCRIBED and SWORN to before me this 23rd day of April, 2015. __/s/S. Renee Hoban___________________ Notary Public	_ /s/ Landon Lerner__________________ ____________________________ Landon Lerner, Esq.

ORDER SHORTENING TIME

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Upon the affidavit of Landon Lerner, Esq., and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Reading International, Inc.’s  request for hearing on order shortening time on its Petition for Instructions be, and the same is hereby, GRANTED; and

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the hearing on the Petition for Instructions will be heard before the above-entitled Court in Department XXVI on the __1__ day of ______May__________, 2015, at __9_:30 a.m./p.m., or as soon thereafter as counsel may be heard.

DATED this _24th___ day of _April______, 2015.

____ _/s/ District Court Judge___ __/S/ Kara Hendricks_____________________________

__

________________________

Probate Commissioner

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MEMORANDUM OF POINTS AND AUTHORITIES

I.	INTRODUCTION

READING INTERNATIONAL, INC. (“Reading”) is a publicly traded Nevada corporation currently in possession of certain Reading stock certificates and is party to a stock option agreement with James J. Cotter, Sr. (“Decedent”).  Reading is requesting guidance from the Court regarding the rights of the Estate and/or Trust (as defined below) relating to the stock certificates and option agreement.

II.	STATEMENT OF FACTS

At the time of his passing on or about September 13, 2014, Decedent was a resident of the State of Nevada.  The Estate of James J. Cotter (the “Estate”) is being administered in the State of Nevada through the above-captioned action.  On or about December 22, 2014, the Court appointed Decedent’s daughters, Ellen Cotter (“Ellen”) and Ann Margaret Cotter (“Margaret”), as co-executors of the Estate.  In addition, the Court issued Letters Testamentary to both Ellen and Margaret.

Based on certain records and filings made with the Securities and Exchange Commission, all of Decedent’s stock holdings in Reading, including: (A) 1,023,888 shares (the “Cotter Shares”) of Class B Voting Stock (“Voting Stock”); and (B) a currently exercisable option pursuant to a Nonstatutory Stock Option Agreement to acquire an additional 100,000 shares of Voting Stock (the “Option”), were, at the time of Decedent’s passing, held by the James J. Cotter Living Trust dated August 1, 2000, as amended (the “Trust”).  Upon Decedent’s death, Reading is informed that the Trust became irrevocable.  Reading’s stock register reflects that 327,808 of the Cotter Shares (the “Disputed Shares”), constituting approximately 21.9% of the voting power of outstanding capital stock, are held in the name of James J. Cotter, Sr.  However, Reading is informed that Decedent executed an assignment of stock reflecting the transfer of the Disputed Shares to the Trust.  Reading also is informed that, in the event the Disputed Shares were not effectively transferred by Decedent, pursuant

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to his last will and testament, they would eventually pour over into the Trust.  In the meantime, they may make up part of the Estate that is being administered by the above-captioned action.  Reading is also informed that the Option was transferred to the Trust or, in the event it was not effectively transferred by Decedent, pursuant to his last will and testament, it would eventually pour over into the Trust.

Reading’s stock register indicates that 696,080 of the Cotter Shares, constituting approximately 46.5% of the voting power of outstanding capital stock, are in the name of the Trust.  On June 5, 2013, the Declaration of Trust establishing the Trust was amended and restated (the “2013 Restatement”) to provide that, upon the death of Decedent, the Trust’s  shares of Voting Stock were to be held in a separate trust, to be known as the “Reading Voting Trust,” for the benefit of the grandchildren of Decedent.  The 2013 Amendment names Margaret the sole trustee of the Reading Voting Trust, and James J. Cotter, Jr. (“James Jr.”) is named as the first alternate trustee in the event that she is unable or unwilling to act.

Reading is informed that on June 19, 2014, Decedent signed a 2014 Partial Amendment to Declaration of Trust (the “2014 Amendment”) that names Margaret and James Jr. as co-trustees of the Reading Voting Trust and provides that, in the event they are unable to agree upon an important trust decision, they shall rotate the trusteeship between them annually on each January 1st.  Reading is further informed that the 2014 Amendment further directs the trustees of the Reading Voting Trust to, among other things, vote such of the Cotter Shares held by the Reading Voting Trust in favor of the appointment of Ellen, Margaret, and James Jr. to Reading’s board of directors.

On February 6, 2015, Ellen and Margaret filed a Petition in the Superior Court of the State of California, County of Los Angeles, captioned In re James J. Cotter Living Trust dated August 1, 2000 (Case No. BP159755).  Among other things, that lawsuit seeks relief that could determine the validity of the 2014 Amendment and who between Margaret and James  Jr. has authority as trustee or co-trustees of the Reading Voting Trust to vote the Cotter Shares

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(in whole or in part) and the scope and extent of such authority.  Readings is informed that on or about April 9, 2015, James Jr. filed an opposition to the Petition.  Reading is not a party to that lawsuit and takes no position as to the claims asserted or the relief sought therein.

III.	REQUEST FOR INSTRUCTIONS

Presently, and pertinent to this Petition, Ellen and Margaret maintain that the Disputed Shares belong to the Estate and on April 17, 2015, Ellen and Margaret made a demand upon Reading for the stock certificates.  By letter dated April 19, 2015, through legal counsel, James Jr. maintains that the Disputed Shares belong to the Trust and has instructed Reading not to deliver the certificates for the Disputed Shares to the Estate.  In addition, Reading is informed that James Jr. filed with this Court on April 20, 2015, a Petition for Order Confirming that Stock in Reading International, Inc. is an Asset of and Subject to the James J. Cotter Trust (“James Jr. Petition”), which seeks, among other things, an order from the Court “confirming that the Subject Stock is an asset subject to the Cotter trust, as amended; that the Subject Stock is under the control of the Cotter Trust; and that the Subject Stock be conveyed to the Cotter Trust . . . .”  James Jr. Petition at 7:23-25.

///

///

///

As such, Reading is in the untenable position of not having clear direction as to what to do with the certificates for the Disputed Shares.  In addition, there are conflicting claims

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regarding the Option.  Moreover, because the Disputed Shares and the Option together represent a material portion of Reading’s voting shares, Reading seeks to resolve this issue as soon as possible so as not to interfere with the potential voting control of the Company.  Therefore, Reading respectfully requests instructions from the Court regarding what, if anything, it should do with the certificates for the Disputed Shares.  Reading likewise does not have clear direction as to whether the Estate or the Trust, if either, has the ability to enforce Decedent’s rights under the Option.  As such, Reading further respectfully requests instructions from the Court regarding whether the Estate or the Trust, if either, has the ability to enforce Decedent’s rights under the Option.

DATED this 23rd day of April, 2015.

GREENBERG TRAURIG, LLP

______ __/S/ Kara Hendricks______________________

Kara Hendricks, Esq. (NV Bar No. 7743)

hendricksk@gtlaw.com

Landon Lerner (NV Bar No. 13368)

lernerl@gtlaw.com

3773 Howard Hughes Parkway

Suite 400 North

Las Vegas, NV 89169

Counsel for Reading International, Inc.

LV 420438549v3

CERTIFICATE OF SERVICE

I hereby certify that on April 23, 2015, and pursuant to N.R.C.P 5 and Administrative Order 14-2, that I served the foregoing PETITION FOR INSTRUCTIONS upon the following party:

Leigh Goddard

McDonald Carano Wilson LLP

100 W. Liberty St., 10th Floor

P.O. Box 2670

Reno, Nevada 89505

Attorneys for James J. Cotter, Jr.

Alan D. Fereer

Solomon Dwiggins & Freer, Ltd.

9060 W. Cheyenne Avenue

Las Vegas, Nevada 89129

Ann Margaret Cotter

Duffy James Drake Cotter

Margot James Drake Cotter

120 Central Park South, Apt. 8A

New York, New York 10019

James Cotter, Jr.

Sophia I. Cotter

Brook E. Cotter

James J. Cotter

374 Homewood

Los Angeles, California 90049

Ellen Marie Cotter

20 East 74th Street, Apt. 5B

New York, New York 10021

William Ellis Reading International, Inc.

6100 Center Drive, Suite 900

Los Angeles, California 90045

☐        by electronic means via this Court’s electronic filing system upon:

and by causing a full, true, and correct copy thereof to be sent by the following indicated method or methods, on the date set forth below:

☒       by mailing in a sealed, first class postage-prepaid envelop, addressed to the last-

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known office address of the attorney, and deposited with the United States Postal Service

in       Las Vegas, Nevada.

DATED this 23rd day of April, 2015.

 /s/ S. Renee Hoban

AN EMPLOYEE OF GREENBURG TRAURIG, LLP

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